Janus Investment Fund

Janus Diversified Alternatives Fund

Supplement dated December 28, 2015

to Currently Effective Prospectuses

Effective December 28, 2015, Janus Diversified Alternatives Fund’s (the “Fund”) classification has changed from nondiversified to diversified under the Investment Company Act of 1940, as amended. As a result of this change, the Fund is limited in the percentage of its assets that may be invested in the securities of a single issuer. This change is not expected to impact the Fund’s investment strategies.

1.	The following change applies to the Fund Summary section of the Prospectuses.

The following paragraph is deleted in its entirety from the “Principal Investment Risks” section:

Nondiversification Risk.  Although the Fund seeks diverse sources of potential return or risk premia, the Fund is classified as nondiversified under the 1940 Act. This gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return.

2.	The following changes apply to the remainder of the Prospectuses.

The following paragraph is deleted in its entirety from the “Additional Investment Strategies and General Portfolio Policies” section of the Prospectuses:

Nondiversification

Although the Fund seeks diverse sources of potential return or risk premia, the Fund is classified as nondiversified under the 1940 Act and may hold a greater percentage of its assets in a smaller number of issuers. Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as “nondiversified” has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the fund.

The following paragraph is deleted in its entirety from the “Risks of the Fund” section found under “Additional Investment Strategies and General Portfolio Policies” in the Prospectuses:

Nondiversification Risk.  Although the Fund seeks diverse sources of potential return or risk premia, the Fund is classified as nondiversified under the 1940 Act and may hold a greater percentage of its assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, the Fund’s nondiversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified. The Fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund’s performance and share price.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Diversified Alternatives Fund

Supplement Dated December 28, 2015

to Currently Effective Statement of Additional Information

The following replaces in its entirety the corresponding information found under “Classification” in the Classification, Investment Policies and Restrictions, and Investment Strategies and Risks section of the Statement of Additional Information:

CLASSIFICATION

The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. The Fund is classified as diversified.

The paragraph below is added as (1) immediately following the first paragraph under “Investment Policies And Restrictions” in the Classification, Investment Policies and Restrictions, and Investment Strategies and Risks section of the Statement of Additional Information:

(1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The following replaces in its entirety the corresponding information found under “Investment Strategies and Risks” in the Classification, Investment Policies and Restrictions, and Investment Strategies and Risks section of the Statement of Additional Information:

Diversification

Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Please retain this Supplement with your records.